EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with this quarterly report on Form 10-QSB of Cortelco Systems Puerto Rico, Inc. ("Small business issuer") for the six months ended January 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Juan Carlos Ramos, Chief Executive Officer, and Francisco Sanchez, Chief Financial Officer of small business issuer, hereby certify, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of small business issuer.

Date: March 17, 2008	/s/ Juan Carlos Ramos

Juan Carlos Ramos

Chief Executive Officer

/s/ Francisco Sanchez

Francisco Sanchez

Chief Financial Officer

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